Exhibit 10.32

EXECUTION COPY

THIRD OMNIBUS AMENDMENT,

AGREEMENT AND CONSENT

(Kenosia)

This Third Omnibus Amendment, Agreement and Consent (this “Agreement”) is entered into this 2nd day of May, 2006 for the purpose of amending the terms related to the Secured Term Notes, Series 2002-1 (the “Series 2002-1 Notes”), for the purpose of providing for a change in performance guarantors related to the Series 2002-1 Notes and for the purpose of making amendments to the documents described in this Agreement.

WHEREAS, this Agreement is among (i) Cendant Mobility Services Corporation, a Delaware corporation which is expected to become known as Cartus Corporation on or about May 19, 2006 (“Cartus”), (ii) Cendant Mobility Relocation Company, a Delaware corporation previously known as Cendant Mobility Government Financial Services Corporation and which is expected to become known as Cartus Relocation Corporation on or about May 19, 2006 (“Relocation”), (iii) Kenosia Funding, LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), (iv) The Bank of New York, a New York state banking corporation, as trustee under the Indenture described below (the “Trustee”), (v) Gotham Funding Corporation (“Gotham”) as the purchaser of the Series 2002-1 Notes and as holder of 100% of the Series 2002-1 Notes and (vi) The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch formerly known as The Bank of Tokyo-Mitsubishi, Ltd., New York Branch (the “Bank”), as administrative agent (the “Administrative Agent”).

WHEREAS, this Agreement relates to the following documents:

•	CMGFSC Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Purchase Agreement”) by and between Cartus, as Originator and Relocation, as Buyer;

•	Receivables Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Receivables Purchase Agreement”) by and between Relocation, as originator and seller and the Issuer, as buyer;

•	Fee Receivables Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Fee Receivables Purchase Agreement”) by and between Cartus, as originator and the Issuer;

•	Indenture dated as of March 7, 2002 and as previously amended (the “Indenture”) by and between the Issuer and the Trustee;

•	Note Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Note Purchase Agreement”) among the Issuer, Relocation, Cartus, Gotham and the Bank;

•	Servicing Agreement dated as of March 7, 2002 and as previously amended (the “Servicing Agreement”) by and among Cartus, Relocation, the Issuer and the Trustee; and

•	The Guaranty dated as of March 7, 2002 (the “Original Guaranty”) originally by PHH Corporation in favor of Relocation, the Issuer and the Trustee together with the Assignment and Assumption Agreement dated December 20, 2004 (the “Assignment”) between PHH Corporation and Cendant Corporation pursuant to which PHH Corporation assigned to Cendant Corporation and Cendant Corporation assumed all of PHH Corporation’s obligations under the Original Guaranty (the Original Guaranty together with the Assignment, the “2002 Guaranty”).

WHEREAS, the Purchase Agreement, Receivables Purchase Agreement, Fee Receivables Purchase Agreement, Indenture, Note Purchase Agreement and Servicing Agreement are, in this Agreement, collectively the “Affected Documents;”

WHEREAS, terms used in this Agreement and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement or, if not defined therein, in the Indenture.

NOW, THEREFORE, the parties hereto hereby recognize and agree:

1.	Definitions.

1.1 Whenever used in this Agreement or in any of the Affected Documents, as amended by this Agreement, the following words and phrases shall, on and after the Spin Off Effective Date, have the following meanings:

“Cendant” shall mean the Delaware corporation known as Cendant Corporation on the date of this Agreement notwithstanding any subsequent change in the name of such corporation.

“Realogy” shall mean Realogy Corporation, a Delaware corporation and any successor thereto.

“Realogy Guaranty” shall mean the Guaranty dated as of the date of this Agreement and effective on and after the Spin Off Effective Date executed by Realogy in favor of Relocation, the Issuer and the Trustee.

“Spin Off Effective Date” shall have the meaning set forth in Section 10.

2.	Release of 2002 Guaranty

2.1 Upon the Spin Off Effective Date, each of the parties to this Agreement hereby:

(a) Release and discharge Cendant Corporation completely and unconditionally from all obligations and liabilities under the 2002 Guaranty; and

(b) Agree that on the Spin Off Effective Date, the Realogy Guaranty shall be and hereby is substituted for the 2002 Guaranty and the 2002 Guaranty shall be and hereby is as of the Spin Off Effective Date, declared to be satisfied in full, cancelled and of no further force or effect.

2.2 Gotham, as Holder of 100% of the Outstanding Amount of the Outstanding Notes, by the execution of this Agreement, consents to the release of the 2002 Guaranty on the terms set forth in this Agreement and directs the Trustee to release Cendant from its obligations under the 2002 Guaranty as provided in this Agreement.

3.	Realogy Guaranty

3.1 Each of the parties to this Agreement hereby agrees that on the date of this Agreement, Relocation, the Issuer and the Trustee shall accept the Realogy Guaranty which shall be substantially in the form attached as Exhibit A to this Agreement and which shall provide that the obligations of Realogy thereunder shall be effective on the Spin Off Effective Date.

3.2 From and after the Spin Off Effective Date, all references in the Affected Documents to the “PHH Guaranty,” “PHH Guarantee,” “Cendant Guaranty,” “Cendant Guarantee,” or to the “Guaranty” shall refer solely to the Realogy Guaranty and each of the affected Documents is hereby amended accordingly.

3.3 From and after the Spin Off Effective Date, all references in the Affected Documents to PHH, to Cendant, or to the Performance Guarantor shall be references to Realogy one and specifically shall not mean or include PHH or Cendant and each of the Affected Documents is hereby amended accordingly.

4.	Consent to Release and Acceptance

4.1 Each of the parties hereto by the execution of this Agreement consents to the full release of the 2002 Guaranty and the acceptance, in its place, of the Realogy Guaranty under the terms and conditions set forth in this Agreement.

4.2 Such release of the 2002 Guaranty and acceptance of the Realogy Guaranty shall not be construed to mean and does not mean that the Guaranty, as such term is used in the Affected Documents, has ceased to be in full force and effect or that the Guaranty has ceased to be a valid, binding and enforceable general obligation of the Performance Guarantor, but rather shall mean and does mean that the Guaranty–provided under a new guaranty agreement–continues in full force and effect, and is a valid, binding and enforceable general obligation of Realogy as the Performance Guarantor. No “CMGFSC Purchase Termination Event,” “KF Purchase Termination Event” or “Amortization Event” under any of the Affected Documents shall result from the release of the 2002 Guaranty.

5.	Specific Amendments to Indenture

5.1 In addition to the amendments provided in or resulting from Sections 1 through 4 of this Agreement, as of the Spin Off Effective Date the Indenture is hereby amended and supplemented as follows:

(a) The last two sentences of subsection 3.01(o) are hereby amended and restated to read in their entirety as follows:

Neither the Issuer nor any ERISA Affiliate that is a subsidiary of Realogy is, or at any time during the past five years was, a member of, or makes, or has at any time during the past five years made contributions to, any Multiemployer Plan. No ERISA Affiliate that is not a subsidiary of Realogy is, or at any time during the past five years was, a member of, or makes, or has at any time during the past five years made contributions to, any Multiemployer Plan, in each case where any such action could reasonably be expected to have a Material Adverse Effect.

6.	Specific Amendments to Note Purchase Agreement

6.1 In addition to the amendments provided in or resulting from Sections 1 through 4 of this Agreement, the Note Purchase Agreement is hereby amended as follows:

(a) As of the Spin Off Effective Date, definition of “Parent” is hereby amended and restated to read as follows:

“Parent” means Realogy Corporation, a Delaware corporation, and its successors.

(b) As of the Spin Off Effective Date, Subsection 5.1(l) is hereby amended and restated to read as follows:

(1) The Series 2002-1 Notes (I) conform to the requirements of Section 2.1(b), and (c) hereof and (II) constitute indebtedness of Cartus Corporation for purposes of Federal income taxation.

(c) As of the Spin Off Effective Date, Subsection 5.2(d) is hereby amended and restated to read as follows:

(1) The Series 2002-1 Notes (I) conform to the requirements of Section 2.1(b), and (c) hereof and (II) constitute indebtedness of Cartus Corporation for purposes of Federal income taxation.

7.1	Specific Amendments to Purchase Agreement

7.1 In addition to the amendments provided in or resulting from Sections 1 through 4 of this Agreement, as of the Spin Off Effective Date the Purchase Agreement is hereby amended as follows:

(a) Subsection 7.2(a) is hereby amended to add the following paragraph at the end of the section:

As long as the Performance Guarantor is required or permitted to file reports under the Securities Exchange Act of 1934, as amended, a copy of its report on Form 10-K shall satisfy the requirements of Section 7.2(a)(II)(i) and a copy of its Form 10 or report on Form 10-Q shall satisfy the requirements of Section 7.2(a)(I). Information required to be delivered pursuant to this section shall be deemed to have been delivered on the date on which it has been posted on (i) the Performance Guarantor’s website on the Internet or (ii) sec.gov/edgar/searchedgar/webusers.htm.

(b) Schedule 6.1 (s) to the Purchase Agreement is hereby amended to read as set forth in Exhibit B to this Agreement.

8.	Specific Amendments to Receivables Purchase Agreement

8.1 In addition to the amendments provided in or resulting from Sections 1 through 4 of this Agreement, as of the Spin Off Effective Date the Receivables Purchase Agreement is hereby amended as follows:

(a) Under the terms and subject to the conditions of the Receivables Purchase Agreement, the Issuer agrees to buy and the Seller hereby agrees to sell, all of the Seller’s right, title and interest in and to the Realogy Guaranty and the Issuer and the Seller agree that the Seller Purchased Assets, as defined in Section 2.1(a)(i) of the Receivables Purchase Agreement specifically includes the Realogy Guaranty and as of the Spin Off Effective Date, the reference in such Section 2.1(a)(i) to “PHH Guarantee” is hereby deleted.

(b) The last two sentences of subsection 6.1 (q) are hereby amended and restated to read in their entirety as follows:

Neither the Seller nor any ERISA Affiliate that is a subsidiary of Realogy is, or at any time during the past five years was, a member of, or makes, or has at any time during the past five years made, contributions to, any Multiemployer Plan. No

ERISA Affiliate that is not a subsidiary of Realogy is, or at any time during the past five years was, a member of, or makes, or has at any time during the past five years made, contributions to, any Multiemployer Plan, in each case where any such action could reasonably be expected to have a Material Adverse Effect.

(c) Schedule 6.1(q) to the Receivables Purchase Agreement is hereby amended to read as set forth in Exhibit C to this Agreement.

9.	Specific Amendments to Fee Receivables Purchase Agreement

9.1 In addition to the amendments provided in or resulting from Sections 1 through 4 of this Agreement, as of the Spin Off Effective Date the Fee Receivables Purchase Agreement is hereby amended as follows:

(a) The last sentence of Section 2.6 is hereby amended and restated to read in its entirety as follows:

In consideration of the Issuer’s purchase of the CMSC Fee Purchased Assets and as more fully set forth in Section 11.12, the Originator hereby acknowledges and agrees that the Issuer intends to assign for the benefit of Issuer and its successors and assigns the rights and interests granted by the Originator to the Issuer hereunder, and agrees to cooperate fully with the Issuer and its successors and assigns in the exercise of such rights.

(b) The last two sentences of subsection 6.1(r) are hereby amended and restated to read in their entirety as follows:

Neither the Originator nor any ERISA Affiliate that is a subsidiary of Realogy is, or at any time during the past five years was, a member of, or makes, or has at any time during the past five years made, contributions to, any Multiemployer Plan. No ERISA Affiliate that is not a subsidiary of Realogy is, or at any time during the past five years was, a member of, or makes, or has at any time during the past five years made, contributions to, any Multiemployer Plan, in each case where any such action could reasonably be expected to have a Material Adverse Effect.

(c) Subsection 7.2(a) is hereby amended to add the following paragraph at the end of the section:

As long as the Performance Guarantor is required or permitted to file reports under the Securities Exchange Act of 1934, as amended, a copy of its report on Form 10-K shall satisfy the requirements of Section 7.2(a)(II)(i) and a copy of its Form 10 or report on Form 10-Q shall satisfy the requirements of Section 7.2(a)(I). Information required to be delivered pursuant to this section shall be deemed to have been delivered on the date on which it has been posted on (i) the Performance Guarantor’s website on the Internet or (ii) sec.gov/edgar/searchedgar/webusers.htm.

(d) The definition of “CMS Person” set forth in Appendix A to the Fee Receivables Purchase Agreement is hereby amended to read in its entirety as follows:

“CMS Person” shall mean the Originator and each of its Subsidiaries and Affiliates other than CMGFSC or the Issuer.

(e) Schedule 6.1(s) to the Fee Receivables Purchase Agreement is hereby amended to read as set forth in Exhibit D to this Agreement.

10.	Spin Off Effective Date

The “Spin Off Effective Date” means that date on which each of the following conditions has been satisfied:

(a) Cartus, Relocation and the Issuer are subsidiaries of Realogy.

(b) Realogy and its subsidiaries cease to be subsidiaries of Cendant.

(c) The Administrative Agent shall have received counterparts of the signature pages executed by all parties to the Realogy Guaranty.

(d) The Administrative Agent shall have received written notice from Realogy that the Securities and Exchange Commission has declared the Form 10 of Realogy Corporation effective.

(e) The Administrative Agent shall have received copies of (i) the letter dated April 7, 2006 from Moody’s Investors Service assigning a rating of Baa2 to long-term obligations of Realogy and (ii) the letter dated April 7, 2006 from Standard & Poor’s assigning a rating of BBB to long-term obligations of Realogy.

(f) Realogy shall, by all necessary corporate action, have duly authorized the execution, delivery and performance of the Realogy Guaranty as evidenced by a certificate of the secretary or assistant secretary to the Board of Directors of Realogy delivered to the Trustee.

(g) Realogy shall have delivered to each of the parties to this Agreement Opinions of Counsel (as such term is defined in the Indenture) (i) to the effect that the Realogy Guaranty has been duly authorized, executed and delivered and is a legal, valid and binding obligation of Realogy.

(h) The Administrative Agent shall have received copies of file stamped copies of amendments to the UCC financing statements filed (i) to amend the collateral descriptions set forth in the Receivables Purchase Agreement to include the Realogy

Guaranty and to amend the collateral description set forth in the Indenture to include the Realogy Guaranty and (ii) to show the name change of Cendant Mobility Services Corporation to Cartus Corporation and of Cendant Mobility Relocation Company to Cartus Relocation Corporation.

(i) The Administrative Agent shall have received an opinion of Delaware counsel to the effect that following filing of the amendments described in (h) above, the security interest granted in the collateral described in the Purchase Agreement, Receivables Purchase Agreement, Fee Receivables Purchase Agreement and Indenture has been perfected.

11.	Physical Cancellation of 2002 Guaranty.

Each of the parties to this Agreement agree that on the Spin Off Effective Date the Cendant Guaranty is released and discharged as provided in Section 2 of this Agreement. In recognition thereof, following the Spin Off Effective Date, the Trustee, upon the written direction of the Administration Agent, Cartus and the Issuer, shall mark a copy of the 2002 Guaranty as discharged and cancelled and deliver such copy to Cendant for its files.

12.	Confidentiality

Each of Cartus, Relocation, and the Issuer, agrees to maintain the confidentiality of any information regarding Realogy and Cendant obtained in accordance with the terms of the Affected Documents or this Agreement that is not publicly available; provided, however, that Relocation or the Issuer may reveal such information (a) as necessary or appropriate in connection with the administration or enforcement of the Affected Documents or, where applicable, its funding of Purchases under the Affected Documents or (b) as required by law, government regulation, court proceeding or subpoena. Notwithstanding anything herein to the contrary, neither Realogy nor Cendant shall have any obligation to disclose to any party to this Agreement or their assignees any personal and confidential information relating to a Transferred Employee. The requirements of this Section 12 shall cease to apply to any information that is publicly disclosed by Realogy or Cendant.

13.	Change in Names

Each of the parties hereto acknowledge that on or about May 19, 2006, Cendant Mobility Services Corporation expects to change its name to Cartus Corporation and Cendant Mobility Relocation Company expects to change its name to Cartus Relocation Corporation and to the extent any consent to such changes are needed from the parties hereto, such consent is granted. Each of Cartus, Relocation and the Issuer agrees, concurrently with the effectiveness of the above name changes, to provide to the Administrative Agent copies of the amendments to each UCC financing statement, filed with the appropriate state offices, related to the Affected Documents which are affected by such name changes. Each of Cartus, Relocation and the Issuer agrees to provide the Administrative Agent with an opinion of Richards, Layton & Finger as to perfection matters if the Spin Off Effective Date shall not have occurred by June 30, 2006

14.	Change in Control

The parties hereto acknowledge and consent to the change in the “Parent” as defined in the Note Purchase Agreement to Realogy and agree that such change shall not be and shall not be deemed to cause a “Change in Control” within the meaning of the Note Purchase Agreement and specifically agree that such change will not cause the Notes to be subject to mandatory prepayment.

15.	Governing Laws

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

16.	Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

17.	References in Affected Documents

Upon the Spin Off Effective Date: (i) all references in any Affected Document to “this Agreement, “hereof,” “herein” or words of similar effect referring to such Affected Document shall be deemed to be references to such Affected Document as amended by this Agreement; (ii) each reference in any of the Affected Documents to any other Affected Document and each reference in any of the other Transaction Documents to any of the Affected Documents shall each mean and be a reference to such Affected Document as amended by this Agreement; and (iii) each reference in any Transaction Document to any of the terms or provisions of an Affected Document which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Agreement.

18.	No Waiver

This Agreement shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Affected Documents other than as set forth herein, each of which Affected Document, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

CENDANT MOBILITY SERVICES CORPORATION

By:	/s/ Eric J. Barnes
Name: Eric J. Barnes
Title: SVP, CFO

CENDANT MOBILITY RELOCATION COMPANY

By:	/s/ Eric J. Barnes
Name: Eric J. Barnes
Title: SVP, CFO

KENOSIA FUNDING, LLC

By:	/s/ Eric J. Barnes
Name: Eric J. Barnes
Title: SVP, CFO

THE BANK OF NEW YORK, not in its individual capacity but solely as Trustee

By:	/s/ Catherine Murray
Name: Catherine Murray
Title: Assistant Vice President

GOTHAM FUNDING CORPORATION, as Purchaser and Holder of 100% of the Notes

By:	/s/ R. Douglas Donaldson
	Name:	R. Douglas Donaldson
	Title:	Treasurer

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., New York Branch, as Administrative Agent

By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	VP